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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549





                                     Form 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                  Date of Report:
                                 February 12, 1996




                                    SALOMON INC
              (Exact name of registrant as specified in its charter)




           Delaware                      I-4346                  22-1660266
   (State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)


    Seven World Trade Center, New York, New York                      10048
   (Address of Principal Executive Offices)                         (Zip Code)



                                  (212) 783-7000
                           (Registrant's Telephone No.)


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   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)  Financial Statements

                  NONE

             (b)  Pro Forma Financial Information

                  NONE

             (c)  Exhibits

                  4(a). Certificate of Designations of 8.40% Cumulative Preferred Stock Series E of Salomon Inc

                  4(b). Form of Preferred Stock Certificate for 8.40% Cumulative Preferred Stock, Series E of Salomon Inc

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                                    SIGNATURES


   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Salomon Inc
                                                     (Registrant)


   Date:  February 12, 1996                by:   /s/ Richard Carbone
                                                     Controller

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                       EXHIBIT INDEX

   Exhibit 4(a)   -  Certificate of Designations of 8.40% Cumulative Preferred
                     Stock, Series E of Salomon Inc

   Exhibit 4(b)   -  Form of Preferred Stock Certificate for 8.40% Cumulative
                     Preferred Stock, Series E of Salomon Inc